EXHIBIT 32.1
MERCER INSURANCE GROUP, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Mercer Insurance Group, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew R. Speaker, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andrew R. Speaker

Andrew R. Speaker
President and Chief Executive Officer
March 16, 2006

118